UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                        Date of Report: November 14, 2007

                       (Date of earliest event reported):


                              INNODATA ISOGEN, INC.
             (Exact name of registrant as specified in its charter)


            Delaware                 0-22196               13-3475943
 (State or other jurisdiction      (Commission          (I.R.S. Employer
        of incorporation)          File Number)        Identification No.)



          Three University Plaza                             07601
            Hackensack, NJ 07601                           (Zip Code)
  (Address of principal executive offices)


                                 (201) 371-2828
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 2.02    Results of Operations and Financial Condition.
             ---------------------------------------------

     On November 14, 2007, Innodata Isogen, Inc. issued a press release announcing its third quarter 2007 financial results. A copy of the press release is attached hereto as Exhibit 99.1.

     In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.


Item 9.01    Financial Statements and Exhibits.
             ---------------------------------

99.1         Press release dated November 14, 2007.

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                               INNODATA ISOGEN, INC.



Date: November 14, 2007                        By:  /s/ Steven L. Ford
                                                   -----------------------------
                                                    Steven L. Ford
                                                    Executive Vice President
                                                    and Chief Financial Officer

                                INDEX TO EXHIBITS
                                -----------------


 Exhibit No.                               Description

     99.1 Press Release of Innodata Isogen, Inc., dated November 14, 2007, reporting third quarter 2007 financial results.